UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2005 (January 3, 2005)

POLAROID HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-50661	23-3856538
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1265 Main Street, Waltham, Massachusetts  02451

(Address of principal executive offices)  (Zip Code)

(781) 386-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

On January 3, 2005, Polaroid Holding Company (the “Company”) entered into restated severance agreements (the “Severance Agreements”) with each of Robert B. Gregerson,  Ira H. Parker, and Mark H. Payne, each of whom is an executive officer of the Company.  The Severance Agreements amended the existing agreements between the Company and each of Mr. Gregerson, Mr. Parker and Mr. Payne so as to extend each agreement through December 20, 2005 and to provide that the officer may receive severance benefits if the officer terminates his employment under certain circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLAROID HOLDING COMPANY

Date: January 7, 2005	By:	/s/ William L. Flaherty
William L. Flaherty
Executive Vice President and Chief Financial Officer